POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Frank H. Blatz Jr.
Date	Signature

/s/ Traci Goldt	Frank H. Blatz Jr.
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/6/12	/s/ Alice Gresham Bullock
Date	Signature

/s/ Traci Goldt	Alice Gresham Bullock
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/14/12	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ William Lester
Date	Signature

/s/ Ivy Wafford Duke	William Lester
Witness	Name of Director

Ivy Wafford Duke
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Cynthia Milligan
Date	Signature

/s/ Traci Goldt	Cynthia Milligan
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert VP SRI Strategic Portfolio, a series of CVS, into Calvert VP S&P 500 Index Portfolio, a series of CVP, including any amendments to the Registration Statement filed by CVS or CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVS and CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVS and CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Arthur J. Pugh
Date	Signature

/s/ Frank H. Blatz Jr.	Arthur J. Pugh
Witness	Name of Director

Frank H. Blatz Jr.
Witness Name (Printed)